UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 12, 2000


                          FRESH BREATH INDUSTRIES, INC.
                              (Name of Registrant)


   Nevada                            0-30180                  88-0404404

  (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)            File Number)          Identification No.)


                   210-195 West 2nd Ave., Vancouver, BC V5Y1B8
                    (Address of principle executive offices)


Registrant's telephone number, including area code (604) 685-4011


   Fresh Breath Industries, Inc., 7-2316 27th Ave. NE, Calgary Alberta Canada
          (Former name or former address, if changed since last report)


Item 1. Changes in Control of Registrant

     As of December 13, 2000 -the shareholders of Advanced Interactive, Inc., became control shareholders of combined Fresh Breath Industries, Inc., and Advanced Interactive, Inc. See Item 5

Item 2. Acquisition or Disposition of Assets

     A- On November 2, 2000 the Company entered into a Letter of Intent with Advanced Interactive, Inc., a Nevada corporation, and on November 10, 2000 signed an Acquisition and Plan of Reorganization whereby the Company would acquire the Advanced Interactive, Inc., assets subject to the liabilities in exchange for twenty million eight hundred thousand (20,800,000) shares of authorized but unissued $.001 par value common stock. The ratification of the acquisition is subject to shareholder approval. Said meeting was held December 11, 2000 and the exchange was ratified.

Item 3. Bankruptcy of Receivership

         No events to report.

Item 4. Changes in Registrant's Certifying Accountant

     At the shareholders meeting, the company appointed Pannell, Kerr, and Forster located at 400 South Hope Street, Suite 710, Los Angeles, CA 90071, as the companies on going CPAs. The former CPAs, HJ and Associates, LLC., had no objection to the change.

Item 5. Other Matters

     At a Special Meeting of the Shareholders held December 11, 2000 approved the authorized the following acts:

I- Approved a ten for I (10: 1) reverse split of the outstanding $. 001 par value common stock. Reducing 11,858,900 shares to 1,185,890 without a change in par value. 1
2- Ratify an Acquisition and Plan of Reorganization to acquire one hundred percent (100%) of the outstanding common stock of Advanced Interactive, Inc., a Nevada corporation, in exchange for 20,800,000 shares of the Company's post split converted stock. All of the shares would be subject to an investment legend.
3- Approve an amendment to the Articles of Incorporation changing the corporate name to:
                           Advanced Interactive, Inc.
4- Elected director to serve until the next Annual Meeting or until the successors are duly qualified. The directors elected were:
                                  Karim Lakhani
                                  Herb Shapiro
                                Catherine Edwards

Item 6. Change in Registrant's Directors

      At a Special Meeting of shareholders the following persons were elected:

                           Karim Lakhani
                           Herb Shapiro
                           Catherine Edwards

The directors were duly qualified and agreed to serve for one year or until the next Annual Meeting of Shareholders or until their successors are duly qualified.

Item 7. Financial Statements

         None.

Exhibits
         Item 2 - A        Letter of Intent

         Item 2 - B        Acquisition Agreement and Plan of reorganization

*        Item 5            Notice of Special Meeting and Proxy

   *previously filed

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereinto duly authorized.

                                              Fresh Breath Industries, Inc.
                                              /S/ Catherine Edwards
                                              Catherine Edwards, Secretary

December 26, 2000